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                                                                   EXHIBIT 10.31

                                                           Execution Copy

                                 AMENDMENT NO. 6
                               TO CREDIT AGREEMENT
                             AS AMENDED AND RESTATED

                                                           As of May 1, 1998


         BOOTH CREEK SKI HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), BOOTH CREEK SKI ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), TRIMONT LAND COMPANY, a California corporation (together with its successors and assigns, "Northstar-at-Tahoe"), SIERRA-AT-TAHOE, INC., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), BEAR MOUNTAIN, INC., a Delaware corporation (together with its successors and assigns, "Bear Mountain"), WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Waterville"), MOUNT CRANMORE SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Cranmore"), SKI LIFTS, INC., a Washington corporation (together with its successors and assigns, "Ski Lifts"), GRAND TARGHEE INCORPORATED, a Delaware corporation (together with its successors and assigns, "Grand Targhee"), LMRC HOLDING CORP., a Delaware corporation (together with its successors and assigns, "LMRC Holding"), LOON MOUNTAIN RECREATION CORPORATION, a New Hampshire corporation (together with its successors and assigns, "Loon"), and LOON REALTY CORP. (together with its successors and assigns, "Loon Realty", and together with BCS Holdings, BCS Acquisition, Northstar-at-Tahoe, Sierra-at-Tahoe, Bear Mountain, Waterville, Cranmore and Ski Lifts, Grand Targhee, LMRC Holding and Loon, the "Borrowers", and each a "Borrower"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), a national banking association (together with its successors and assigns, "BankBoston"), any other Lenders from time to time party hereto, and BankBoston, as agent for itself and the other Lenders (the "Agent") hereby agree as follows:

1. Reference to Credit Agreement: Definitions. Reference is made to the Credit Agreement dated as of December 3, 1996, as amended and restated as of March 18, 1997, as further amended and in effect on the date hereof (the "Credit Agreement"), among the Borrowers, BankBoston and the Agent. The Credit Agreement as amended by this Amendment is referred to herein as the "Amended Credit Agreement". Terms defined in the Amended Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. Amendments to the Credit Agreement. Subject to all the terms and conditions hereof, effective as of the date hereof, the Credit Agreement is hereby amended as set forth herein.


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         2.1. Amendment to Section 7.5.2. Section 7.5.2 of the Credit Agreement
is hereby amended to read in its entirety as follows:

                  "7.5.2. Cash Flow to Fixed Charges. On the last day of each fiscal quarter of the Borrowers, the sum of (a) Trailing Four Fiscal Quarter Cash Flow measured on such date minus (b) Cash Flow Adjustment for the four fiscal quarters then ending, shall equal or exceed the percentage of Consolidated Fixed Charges for such period set forth in the table below:

         Fiscal Quarters Ending Nearest                 Percentage
         ------------------------------                 ----------
         April 30, 1998                                 108.25%
         July 31, 1998 and thereafter                   110%"

3. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, and to continue to extend credit to the Borrowers under the Amended Credit Agreement, each of the Borrowers represents and warrants to the Lenders that:

         3.1. Organization and Qualification. Each of the Borrowers is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power necessary to execute and deliver this Amendment and to perform its obligations thereunder and under the Amended Credit Agreement.

         3.2. Corporate Authority. The execution, delivery and performance of this Amendment and the Amended Credit Agreement, and the borrowings and transactions contemplated hereby and thereby, are within the corporate power and authority of each of the Borrowers and have been authorized by proper corporate proceedings, and do not and will not (a) require any consent or approval of the stockholders of any of the Borrowers, (b) contravene any provision of the charter documents or by-laws of any of the Borrowers or any law, rule or regulation applicable to any of the Borrowers, (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other agreement, instrument or undertaking binding on any of the Borrowers, or (d) result in or require the imposition of any Lien on any of the properties of any of the Borrowers.

         3.3. No Default. No Default under the Credit Agreement now exists, and after giving effect to this Amendment no Default under the Amended Credit Agreement shall exist.

4. Miscellaneous. Except to the extent specifically amended hereby, the provisions of the Credit Agreement shall remain unmodified, and the Amended Credit Agreement is hereby confirmed as being in full force and effect. The Borrowers hereby affirm that, after giving

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effect to this Amendment, the security interests contemplated by the Credit
Agreement and all other Credit Documents attach in favor of the Agent so as to secure due and punctual performance of all Credit Obligations contemplated by the Amended Credit Agreement.

         This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws rules of any jurisdictions, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns pursuant to Section 12 of the Amended Credit Agreement.



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         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                            BOOTH CREEK SKI HOLDINGS, INC.
                                            BOOTH CREEK SKI ACQUISITION CORP.
                                            TRIMONT LAND COMPANY
                                            SIERRA-AT-TAHOE, INC.
                                            BEAR MOUNTAIN, INC.
                                            WATERVILLE VALLEY SKI RESORT, INC.
                                            MOUNT CRANMORE SKI RESORT, INC.
                                            SKI LIFTS, INC.
                                            GRAND TARGHEE INCORPORATED
                                            LMRC HOLDING CORP.
                                            LOON MOUNTAIN RECREATION CORPORATION
                                            LOON REALTY CORP.


                                            By: /s/ Jeffrey J. Joyce
                                               -----------------------------
                                            Title: Executive Vice President


                                            BANKBOSTON, N.A.,
                                            as Agent


                                            By: /s/ Carlton F. Williams
                                               -----------------------------
                                            Title: Director


                                            BANKBOSTON, N.A.,
                                            as Lender


                                            By: /s/ Carlton F. Williams
                                               -----------------------------
                                            Title: Director










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